Accrued Expenses and Other Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Accrued Expenses and Other Liabilities
Payroll and welfare payables	$ 2,618	¥ 18,226	¥ 18,236
VAT and other tax payables	6,675	46,465	1,741
Accrued expenses	2,514	17,499	778
Deposits from customers	1,006	7,005	771
Logistic fee payables	599	4,172	3,183
Others	1,387	9,659
Total	$ 14,799	¥ 103,026	¥ 24,709